UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2006

Aames Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-32340	34-1981408
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

350 South Grand Ave, 43rd Floor
Los Angeles, California  90071
(Address of principal executive offices) (Zip Code)

(323) 210-5000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Aames Investment Corporation (“Aames”), Accredited Home Lenders Holding Co., (“Accredited”) and AHL Acquisition, LLC (“Merger Sub”) entered into an agreement and plan of merger on May 24, 2006 (the “Merger Agreement”) pursuant to which Aames Investment will be merged with and into Merger Sub. A copy of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On June 26, 2006, Aames Investment Corporation issued the attached press release disclosing its entry into a material definitive agreement. The full text of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

On June 23, 2006, Aames entered into an Asset Purchase Agreement (the “Purchase Agreement”) among Aames, Aames Funding Corporation, a wholly owned subsidiary of Aames (“Aames Funding”), Accredited and Accredited Home Lenders, Inc. (“Accredited Home”) pursuant to which Accredited Home will purchase the assets of Aames Funding’s wholesale operations. The purpose of the transaction is to reduce employee attrition and maximize the potential synergies from the combination of the wholesale operations that would otherwise occur after the merger is completed, which is expected to be during the third quarter of 2006. The purchase of the Aames wholesale business does not otherwise affect the Merger Agreement, or any of the terms, under which Accredited will acquire Aames.

Under the terms of the Purchase Agreement, Accredited will purchase substantially all of the assets of Aames’s wholesale operations for a combination of $4.0 million in cash and the assumption of liabilities of the wholesale operations. In addition, Accredited intends to offer employment to substantially all of Aames’s current wholesale sales employees and many of its wholesale operations employees.

A copy of the Purchase Agreement is attached this Current Report on Form 8-K as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements: None

(b)    Pro forma financial statements: None

(c)    Exhibits:

99.1  Agreement and Plan of Merger dated May 24, 2006 among Aames Investment Corporation, Accredited Home Lenders Holding Co. and AHL Acquisition, LLC

99.2  Press release dated June 26, 2006.

99.3  Asset Purchase Agreement dated June 23, 2006 among Aames Investment Corporation, Aames Funding Corporation, Accredited Home Lenders Holding Co., Accredited Home Lenders, Inc. and AHL Acquisition, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aames Investment Corporation.

(Registrant)

Date: June 27, 2006	By:	/s/ John Madden
John Madden
General Counsel